                                 [COVER IMAGE]

                                      AIM
                                  CHARTER FUND


[AIM LOGO APPEARS HERE]         SEMIANNUAL REPORT            APRIL 30, 1999

                                 [COVER IMAGE]

                     -------------------------------------

                 FULL SAIL, 1907, BY JAMES G. TYLER, 1855-1931

           A CLIPPER WITH BILLOWING SAILS CUTTING THROUGH A CALM BLUE

          SEA, THIS MARITIME SCENE DEPICTS OPTIMISM, CONFIDENCE, AND A

         SENSE OF PURPOSE, THE SAME QUALITIES EXHIBITED BY AIM CHARTER

           FUND. CELEBRATING ITS 30TH ANNIVERSARY THIS YEAR, THE AIM

              CHARTER FUND IS ONE OF THE PREMIER FUNDS OF ITS ERA.

                     -------------------------------------


AIM Charter Fund is for shareholders who seek growth of capital with a secondary objective of current income. The Fund invests primarily in stocks of large-cap, well-run companies with a history of stable and improving earnings and generally increasing dividend payouts.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Charter Fund performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and expenses.
o The Fund's average annual total returns, including sales charges, for periods ended 3/31/99 (the most recent quarter-end), are as follows: for Class A shares, one year, 15.94%; five years, 20.97%; 10 years, 17.90%. Class B shares, one year, 16.72%; since inception (6/26/95), 23.15%. Class C shares, one year, 20.82%; since inception (8/4/97), 19.43%.
o The Fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Growth & Income Funds Index represents an average of the performance of the 30 largest growth-and-income mutual funds.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (S&P 500) is widely regarded by investors as representative of the stock market in general.
o The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
           GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR
               ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT
                   YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.



                                AIM CHARTER FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER



                    Dear Fellow Shareholder:

                    With only several months remaining in 1999, the question on
   [PHOTO OF        many of your minds may be, "How will the year 2000 computer
   Charles T.       issue affect AIM and my investments?" We would like you to
     Bauer,         feel comfortable.
  Chairman of           During March and April, AIM participated in an
  the Board of      industrywide test that gave us a chance to see how our
    THE FUND        technology systems might be affected by the changeover to
 APPEARS HERE]      the year 2000 (Y2K). Everything went as well as we had
                    hoped; in general, the industry sailed through the testing process with flying colors. The financial industry has been seen as a leader in planning for year 2000 concerns. Thus, it was no surprise to most participants that the test was an overwhelming success.
                        The general purpose of the process was to test
                    electronic interfaces among financial industry members in the United States and to follow transactions through a typical trading cycle--from order entry to the settlement process. Investment banks, broker-dealers, custodian banks and mutual fund companies all worked together to make this possible. Approximately 400 firms were involved in the testing; AIM was one of 70 asset managers.

TEST RESULTS EXCELLENT
During the testing process, thousands of transactions were submitted and approximately 260,000 steps were tested. Of those, only a handful experienced minor glitches--just 0.02% of the total number of transactions. All problems were worked through quickly before the hypothetical trades were settled. Of course, AIM will keep testing and planning throughout 1999 as a precaution.

AIM'S INTERNAL EFFORTS CONTINUE
As you know from our previous communications to you, AIM has been addressing the year 2000 issue for several years. During 1998, we made substantial progress on our preparations. We are now in the final phases of the project, continually testing internal applications and our interfaces with outside parties. On the investment side, our portfolio management staff is evaluating the Y2K preparedness of the companies in which we invest.
    We feel that our preparations for 2000 are very comprehensive, and the industrywide testing showed that our colleagues in the financial industry are also working hard to be ready for the new year. We do not think shareholders need to take any extraordinary measures with their investments to prepare for 2000. However, if you have any lingering concerns, it may reassure you to know that AIM is finalizing contingency plans that will be ready if there are unexpected problems. Our plans will give AIM employees guidelines to follow for a wide variety of situations.
    For a more comprehensive discussion of our Y2K efforts and for periodic updates, please visit our Web site, www.aimfunds.com.
    We are pleased to send you this report covering your fund's performance over the last six months. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or at our Web site.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--. We appreciate your business.


Sincerely,



/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman


PLEASE NOTE THAT THE INFORMATION ABOUT THE YEAR 2000 IN THIS LETTER IS DEEMED AIM'S YEAR 2000 READINESS DISCLOSURE.


                     -------------------------------------

                             THE FINANCIAL INDUSTRY

                               HAS BEEN SEEN AS A

                             LEADER IN PLANNING FOR

                              YEAR 2000 CONCERNS.

                     -------------------------------------


                                AIM CHARTER FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW



AIM CHARTER FUND BEATS S&P 500

THE STOCK MARKET SEEMS TO HAVE DONE VERY WELL OVER THE PAST SIX MONTHS. HOW DID AIM CHARTER FUND PERFORM?
The Fund turned in an outstanding performance for the period ending April 30, 1999. Class A shares gained 27.68%; Class B shares, 27.22%; and Class C shares, 27.23%, all excluding sales charges. The Fund beat the performance of the S&P 500, which reported a 22.31% return. It also outperformed its peer group, represented by the Lipper Growth & Income Funds Index, which gained 17.85%. Net assets climbed from $5.2 billion to $6.7 billion over the six-month reporting period.

WHAT WERE MARKET CONDITIONS LIKE DURING THE REPORTING PERIOD?
In late 1998, the Federal Reserve Board lowered interest rates and spurred a market rally. That rally continued into 1999, but not all stocks participated. The Dow crossed the 10,000 threshold during the reporting period, but its performance reflected the strength of a small number of major American corporations. The rest of the market did not perform as well as leading large-company stocks. In April, the market broadened as earnings improved across a wider spectrum of companies.

WHAT CONTRIBUTED TO THE STRONG PERFORMANCE OF THE FUND?
The Fund invests in large, brand-name companies in a market where size matters. These big companies have large research and development budgets to develop new products, economies of scale to reduce costs and access to global markets to sell products. In response to the narrowness of the market over the past six months, we reduced the number of holdings in the Fund from 145 to 94.

WHAT WERE THE TOP SECTORS FOR THE FUND?
Our main sectors are technology, health care and financial stocks, where companies continue to show strong earnings growth. Technology now makes up 27.9% of the portfolio, up from 21% at the end of the fiscal year.

WHY IS TYCO YOUR LARGEST HOLDING?
We like Tyco because it is a diversified corporation with leading positions in a wide array of businesses. The company has four divisions, and each exhibits strength and stability--health-care products, fire and security systems, flow-control technology (pipes, pipe fittings and tubing) and electrical components. Some of the products made by its subsidiaries include Curity bandages, fire extinguishers and undersea fiber-optic cable.
    The Bermuda-based company has grown through acquisitions, buying nearly 100 companies and growing its earnings 26% over the past six years. Its most


                     -------------------------------------

                              THE FUND INVESTS IN

                               LARGE, BRAND-NAME

                             COMPANIES IN A MARKET

                              WHERE SIZE MATTERS.

                     -------------------------------------



YOUR FUND'S PERFORMANCE

LIPPER RANKINGS

AIM Charter Fund Class A Shares
As of 4/30/99

===============================================================================
               RANK VS.
               ALL GROWTH
               & INCOME         %
PERIOD         FUNDS            RANK
-------------------------------------------------------------------------------

 20 years      10 of 72         14%

 10 years      12 of 148         9

  5 years      100 of 319       32

  1 year       32 of 815         4


Fund percentage rankings are vs. all funds in the category tracked by Lipper Inc., excluding sales charges and including fees and expenses.
===============================================================================


RESULTS OF A $10,000 INVESTMENT

AIM Charter Fund Class A Shares vs. Benchmark
Indexes 11/26/68-4/30/99
------------------------------------------------------------
     AIM                  S&P 500                 LIPPER
CHARTER FUND               INDEX                 GROWTH &
   CLASS A                                        INCOME
   SHARES                                       FUNDS INDEX
------------------------------------------------------------

$616,798



                         $375,805


                                                  $280,056

(Bar Chart)

============================================================

Past performance cannot guarantee comparable future results.

============================================================



===============================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 4/30/99, including sales charges

CLASS A SHARES

INCEPTION (11/26/68)                    14.51%
 10 YEARS                               17.43
  5 YEARS                               21.28
  1 YEAR                                17.67*

*24.53% excluding sales charges

CLASS B SHARES

INCEPTION (6/15/95)                     23.05%
  1 YEAR                                18.58**

**23.58% excluding sales charges

CLASS C SHARES

INCEPTION (8/4/97)                      19.32%
  1 year                                22.60***

***23.60% excluding sales charges
===============================================================================


          See important Fund and index disclosures inside front cover.

                                AIM CHARTER FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW



PORTFOLIO COMPOSITION

As of 4/30/99, based on total net assets

================================================================================
  TOP 10 HOLDINGS                         TOP 10 INDUSTRIES
--------------------------------------------------------------------------------
  1. Tyco International Ltd.      5.42%   1. Computer (Software &
  2. Microsoft Corp.              3.62       Services)                     9.16%
  3. MCI/Worldcom, Inc.           2.86    2. Manufacturing (Diversified)   6.18
  4. America Online Inc.          2.86    3. Financial (Diversified)       6.00
  5. Chase Manhattan Corp. (The)  2.76    4. Health Care (Diversified)     5.88
  6. American International       2.70    5. Computers (Hardware)          5.54
     Group Inc.                           6. Telecommunications            5.49
  7. International Business       2.48       (Long Distance)
     Machines Corp.                       7. Retail (General Merchandise)  4.53
  8. General Electric Co.         2.35    8. Health Care (Drugs-           4.36
  9. Cisco Systems Inc.           2.11       Major Pharmaceuticals)
 10. Wal-Mart Stores Inc.         2.05    9. Communications Equipment      3.82
                                         10. Computers (Networking)        3.12
================================================================================

==============================================
      PERCENTAGE OF HOLDINGS
----------------------------------------------
    (Pie chart)         U.S. Government
                        Bonds 0.89%

                        Convertible Preferred
                        Stock 2.56%

                        Cash & Cash
                        Equivalents 4.19%

    COMMON STOCK
       88.15%
                        Convertible Bonds
                        4.64%

                        NUMBER OF HOLDINGS
                        94

    The Fund's portfolio is subject to
    change, and there is no assurance the
    Fund will continue to hold any
    particular security.
==============================================

recent acquisitions include an $11 billion purchase of AMP, an electronics equipment maker, and a $3.27 billion deal for Raychem, a telecommunications cable company.
    Tyco embodies much of what we look for in a growth stock: leading market-share positions in high-growth industries both in the United States and in international markets, which recently have begun to show signs of improving growth prospects.

DOES THE FUND OWN ANY INTERNET STOCKS?
Yes. The leading Internet holding for AIM Charter Fund is America Online. The No. 1 online Internet service provider, which has about 17 million subscribers worldwide, recently announced quarterly earnings that beat Wall Street estimates. The company successfully closed its $10.2 billion acquisition of Netscape, a major Internet browser system.
    The Fund also participated in a large convertible bond offering for Amazon.com, an online bookseller. Although Amazon.com has yet to make a profit, the company's revenue has risen 236% in the most recent quarter. Amazon.com has expanded its niche to offer music, videos, gifts and auctions online.
    Many of the Fund's Internet investments aren't involved with online access or e-commerce. A major Internet player is MCI WorldCom, the world's second-largest long-distance company. In its most recent quarterly report, MCI WorldCom's sales from its Internet business jumped 60%, while its voice lines grew by 7%.
    Another of our core holdings, Microsoft, is a key Internet player. In a deal announced shortly after the close of the reporting period, Microsoft will invest $5 billion for a small stake in AT&T. With its set-top boxes, AT&T will offer digital cable services using Microsoft's Windows operating system. Microsoft has cut other deals to steer telecommunications business its way. As cable and phone companies build networks to provide voice, video and data over the same pipeline, Microsoft hopes to attract more users for its multimedia communications software.

WHAT TYPE OF HEALTH-CARE COMPANIES DO YOU FAVOR?
The Fund's health-care holdings, which make up about 14% of the portfolio, are split between diversified health-care companies such as Bristol-Myers Squibb and major pharmaceuticals such as Pfizer. Our investment in this sector has been driven by long-term demographic trends. The population is aging and requires more health care. Worldwide drug sales are rising at a rate of 8% to 10% a year.

WHAT'S YOUR OUTLOOK FOR THE NEXT SIX MONTHS?
Four months into 1999, fears of a recession in the United States have faded. In fact, most economists are betting on continued steady growth, with low inflation and high employment. Domestically, interest rates, another key factor supporting a bullish outlook, are likely to remain quite steady, thanks to the Federal Reserve Board's watchful guard. To the extent that these factors remain in place, the investing environment for the Fund continues to be favorable.


          See important Fund and index disclosures inside front cover.

                                AIM CHARTER FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION


TECHNOLOGY INVESTMENTS IN AIM FUNDS

You may have noticed that technology stocks have long been a factor in your Fund's holdings. The growth of technology stocks, in particular those of Internet companies, has been in the forefront of financial news. So, how is AIM participating in the recent surge of technology stocks?

RISKS, REWARDS, AND THE WILD, WILD WEST
AIM equity portfolio manager Jonathan Schoolar describes AIM's position on technology investments using the following analogy.
    When they opened the American West, there were two ways to get rich. One was to jump in a covered wagon and head west to stake out a big claim. If you were right, you wound up with a million acres that your great-great-grandchildren sold for a fortune. But if you were wrong, you lost your shirt. The other way to get rich was to live in St. Louis and sell pots, pans and shovels to the people who were going west. You probably wouldn't get quite as rich, but you also wouldn't run the risk of losing everything you had. So the risk/reward tradeoff was a little better in the second situation. In addition, you could put a value on your business as opposed to just taking your chances out there.

THREE WAVES OF TECHNOLOGICAL DEVELOPMENT
The technology sector has gone through three waves of development. The first wave was the introduction of the microprocessor and computer chip. The second wave, the development of computer hardware and software, gave rise to the prevalence of the personal computer. The third wave of technological development arrived with the improvement of bandwidth.
    Bandwidth is a measurement of the volume of information that can be transmitted over a network at a given time, and increasing bandwidth is necessary for the evolution of information exchange and Internet commerce. If you think of a network as a water pipe, the higher the bandwidth (the larger the diameter of the pipe), the more data (water) can pass over the network (through the pipe).
    With the advancement of the first two waves, bandwidth has become the current area of growth. This growth is not limited only to the Internet but involves all of the companies that support and build demand for Internet use.

MORE THAN THE INTERNET
Within the category of "Internet stocks," there are many more companies than just the AOLs of the world. AIM seeks those stocks in the technology sector that meet the growth potential necessary for AIM funds that follow our disciplined earnings-momentum style of investing. Likewise, value funds look at undervalued securities in the technology sector that stand to benefit from the rapid success of the Internet.
    The kinds of companies that make up the "Internet stock" category include:
o Companies that build the Internet infrastructure and are working to provide improvements in bandwidth include Cisco Systems, Lucent Technologies and Ascend Communications.
o Network distribution sources for Internet access are companies such as AT&T and MCI WorldCom.
o Companies such as America Online that provide portals to the Internet are among the most familiar to the general population.
o Companies that have a growing percentage of Internet commerce include Cisco Systems, Dell and Amazon.com. Companies in this category experience rapid increases in sales via Internet orders.

VALUATION
Along with the enthusiasm generated by their explosive growth, Internet-related stocks have also raised concerns about their valuation. The valuation of a stock is typically measured by its price-to-earnings (P/E) ratio. A high P/E ratio may indicate that a particular stock is overvalued. Currently, the high P/Es of many Internet stocks are based on projections about future earnings or revenue streams.
    AIM portfolio managers evaluate these stocks based on current factors, such as free cash flow or funds from operations. Concern about overvaluation is one reason AIM is cautious about buying Internet stocks for certain portfolios. In balancing risk and reward, AIM tends to hold positions in those stocks that support the Internet infrastructure and commerce, not necessarily the highly visible stocks of some Internet companies. In other words, AIM invests in the companies in St. Louis successfully selling the pots, pans and shovels.


                                    [PHOTO]

                                AIM CHARTER FUND

SCHEDULE OF INVESTMENTS

April 30, 1999
(Unaudited)

                                                     MARKET
                                     SHARES          VALUE
COMMON STOCKS-88.15%

AUTOMOBILES-1.38%

Ford Motor Co.                       1,450,000   $   92,709,375
---------------------------------------------------------------

BANKS (MAJOR REGIONAL)-0.36%

BankBoston Corp.                       500,000       24,500,000
---------------------------------------------------------------

BANKS (MONEY CENTER)-2.76%

Chase Manhattan Corp. (The)          2,250,000      186,187,500
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-1.37%

Broadcast.com, Inc.(a)                 250,000       32,062,500
---------------------------------------------------------------
Comcast Corp.-Class A                  500,000       32,843,750
---------------------------------------------------------------
Infinity Broadcasting
  Corp.-Class A(a)                   1,000,000       27,687,500
---------------------------------------------------------------
                                                     92,593,750
---------------------------------------------------------------

CHEMICALS (DIVERSIFIED)-1.51%

Monsanto Co.                         2,250,000      101,812,500
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-3.82%

Corning Inc.                           800,000       45,800,000
---------------------------------------------------------------
Lucent Technologies, Inc.              700,000       42,087,500
---------------------------------------------------------------
Motorola, Inc.                         850,000       68,106,250
---------------------------------------------------------------
Nokia Oyj A.B.-Class A-ADR             900,000       66,768,750
---------------------------------------------------------------
QUALCOMM, Inc.(a)                      175,000       35,000,000
---------------------------------------------------------------
                                                    257,762,500
---------------------------------------------------------------

COMPUTERS (HARDWARE)-5.21%

Dell Computer Corp.(a)               2,000,000       82,375,000
---------------------------------------------------------------
International Business Machines
  Corp.                                800,000      167,350,000
---------------------------------------------------------------
Sun Microsystems, Inc.(a)            1,700,000      101,681,250
---------------------------------------------------------------
                                                    351,406,250
---------------------------------------------------------------

COMPUTERS (NETWORKING)-3.12%

Ascend Communications, Inc.(a)         700,000       67,637,500
---------------------------------------------------------------
Cisco Systems, Inc.(a)               1,250,000      142,578,125
---------------------------------------------------------------
                                                    210,215,625
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-1.75%

EMC Corp.(a)                           800,000       87,150,034
---------------------------------------------------------------
Lexmark International Group,
  Inc.(a)                              250,000       30,875,000
---------------------------------------------------------------
                                                    118,025,034
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-8.81%

America Online, Inc.(a)              1,350,000      192,712,500
---------------------------------------------------------------
GeoCities(a)                            53,100        6,186,150
---------------------------------------------------------------
Microsoft Corp.(a)                   3,000,000      243,937,500
---------------------------------------------------------------
Novell, Inc.(a)                      5,387,100      119,862,975
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

Unisys Corp.(a)                      1,000,000   $   31,437,500
---------------------------------------------------------------
                                                    594,136,625
---------------------------------------------------------------

CONSUMER FINANCE-0.86%

Providian Financial Corp.              450,000       58,078,125
---------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-0.53%

Cardinal Health, Inc.                  600,000       35,887,500
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-2.35%

General Electric Co.                 1,500,000      158,250,000
---------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-1.11%

Linear Technology Corp.                600,000       34,125,000
---------------------------------------------------------------
Texas Instruments, Inc.                400,000       40,850,000
---------------------------------------------------------------
                                                     74,975,000
---------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-1.08%

Applied Materials, Inc.(a)             700,000       37,537,500
---------------------------------------------------------------
Teradyne, Inc.(a)                      750,000       35,390,625
---------------------------------------------------------------
                                                     72,928,125
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-6.00%

American Express Co.                   800,000      104,550,000
---------------------------------------------------------------
Citigroup Inc.                       1,000,000       75,250,000
---------------------------------------------------------------
Fannie Mae                           1,400,000       99,312,500
---------------------------------------------------------------
Freddie Mac                          2,000,000      125,500,000
---------------------------------------------------------------
                                                    404,612,500
---------------------------------------------------------------

FOOTWEAR-0.17%

Nike, Inc.-Class B                     183,200       11,392,750
---------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-5.88%

Abbott Laboratories                  1,350,000       65,390,625
---------------------------------------------------------------
American Home Products Corp.         1,000,000       61,000,000
---------------------------------------------------------------
Bristol-Myers Squibb Co.             1,500,000       95,343,750
---------------------------------------------------------------
Johnson & Johnson                      400,000       39,000,000
---------------------------------------------------------------
Warner-Lambert Co.                   2,000,000      135,875,000
---------------------------------------------------------------
                                                    396,609,375
---------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)-4.36%

Lilly (Eli) & Co.                      700,000       51,537,500
---------------------------------------------------------------
Merck & Co., Inc.                      140,600        9,877,150
---------------------------------------------------------------
Pfizer, Inc.                         1,150,000      132,321,875
---------------------------------------------------------------
Pharmacia & Upjohn, Inc.             1,356,000       75,936,000
---------------------------------------------------------------
Schering-Plough Corp.                  500,000       24,156,250
---------------------------------------------------------------
                                                    293,828,775
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

HEALTH CARE (HOSPITAL MANAGEMENT)-0.37%

Columbia/HCA Healthcare Corp.        1,000,000   $   24,687,500
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-1.86%

Guidant Corp.                        1,000,000       53,687,500
---------------------------------------------------------------
Medtronic, Inc.                      1,000,000       71,937,500
---------------------------------------------------------------
                                                    125,625,000
---------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-0.73%

Omnicare, Inc.                       2,037,900       49,036,969
---------------------------------------------------------------

HOUSEHOLD FURNITURE & APPLIANCES-0.41%

Maytag Corp.                           400,000       27,350,000
---------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES)-1.05%

Clorox Co.                             300,000       34,612,500
---------------------------------------------------------------
Colgate-Palmolive Co.                  350,000       35,853,125
---------------------------------------------------------------
                                                     70,465,625
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-2.70%

American International Group, Inc.   1,550,000      182,028,125
---------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-2.84%

Merrill Lynch & Co., Inc.              600,000       50,362,500
---------------------------------------------------------------
Morgan Stanley, Dean Witter,
  Discover & Co.                       650,000       64,471,875
---------------------------------------------------------------
Schwab (Charles) Corp.                 700,000       76,825,000
---------------------------------------------------------------
                                                    191,659,375
---------------------------------------------------------------

LODGING-HOTELS-0.49%

Carnival Corp.                         800,000       33,000,000
---------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-6.17%

Tyco International Ltd.              4,500,000      365,625,000
---------------------------------------------------------------
United Technologies Corp.              350,000       50,706,250
---------------------------------------------------------------
                                                    416,331,250
---------------------------------------------------------------

NATURAL GAS-0.56%

Enron Corp.                            500,000       37,625,000
---------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-0.98%

Halliburton Co.                        800,000       34,100,000
---------------------------------------------------------------
Schlumberger Ltd.                      500,000       31,937,500
---------------------------------------------------------------
                                                     66,037,500
---------------------------------------------------------------

OIL (INTERNATIONAL INTEGRATED)-1.55%

Mobil Corp.                          1,000,000      104,750,000
---------------------------------------------------------------

PAPER & FOREST PRODUCTS-0.27%

Georgia Pacific Corp.                  200,000       18,500,000
---------------------------------------------------------------

PERSONAL CARE-0.58%

Gillette Co.                           750,000       39,140,626
---------------------------------------------------------------

RAILROADS-0.53%

Kansas City Southern Industries,
  Inc.                                 600,000       35,737,500
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

RETAIL (BUILDING SUPPLIES)-0.51%

Lowe's Companies, Inc.                 650,000   $   34,287,500
---------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-0.30%

Kohl's Corp.(a)                        300,000       19,931,250
---------------------------------------------------------------

RETAIL (DRUG STORES)-0.26%

Walgreen Co.                           650,000       17,468,750
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-1.00%

Kroger Co.(a)                          600,000       32,587,500
---------------------------------------------------------------
Safeway, Inc.(a)                       650,000       35,059,375
---------------------------------------------------------------
                                                     67,646,875
---------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-4.52%

Costco Companies, Inc.(a)              400,000       32,375,000
---------------------------------------------------------------
Dayton Hudson Corp.                  2,000,000      134,625,000
---------------------------------------------------------------
Wal-Mart Stores, Inc.                3,000,000      138,000,000
---------------------------------------------------------------
                                                    305,000,000
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-1.17%

First Data Corp.                     1,200,000       50,925,000
---------------------------------------------------------------
Paychex, Inc.                          550,000       28,084,375
---------------------------------------------------------------
                                                     79,009,375
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-4.01%

AT&T Corp.                           1,000,000       50,500,000
---------------------------------------------------------------
Global TeleSystems Group, Inc.(a)      400,000       26,450,000
---------------------------------------------------------------
MCI WorldCom, Inc.(a)                2,350,000      193,140,625
---------------------------------------------------------------
                                                    270,090,625
---------------------------------------------------------------

TELEPHONE-1.04%

SBC Communications, Inc.             1,250,000       70,000,000
---------------------------------------------------------------

TOBACCO-1.82%

Philip Morris Companies, Inc.        3,500,000      122,718,750
---------------------------------------------------------------
    Total Common Stocks (Cost
      $4,088,054,762)                             5,944,038,904
---------------------------------------------------------------

                                   PRINCIPAL
                                     AMOUNT
CONVERTIBLE CORPORATE BONDS &
  NOTES-4.64%

COMPUTERS (HARDWARE)-0.33%

Candescent Technology Corp.,
  Conv. Sr. Sub. Deb., 7.00%,
  05/01/03(b) (Acquired
  04/17/98-11/30/98; Cost
  $27,971,827)                    $ 28,300,000   $   22,074,000
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-0.34%

Veritas Software Corp., Conv.
  Sub. Notes, 5.25%, 11/01/04       12,500,000       23,109,375
---------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-0.58%

Home Depot, Inc., Conv. Sub
  Notes, 3.25%, 10/01/01            15,000,000       39,037,500
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE

RETAIL (SPECIALTY)-1.90%

Amazon.com Inc., Conv. Sub.
  Deb., 4.75%, 02/01/09(b)
  (Acquired 01/29/99-04/29/99;
  Cost $110,132,690)              $100,000,000   $  127,937,500
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-1.49%

Global TeleSystems Group, Inc.,
  Conv. Sr. Unsec. Sub. Notes,
  8.75%, 06/30/00(b) (Acquired
  02/05/98; Cost $13,002,080)       10,000,000       33,287,500
---------------------------------------------------------------
Global TeleSystems Group, Inc.,
  Conv. Sr. Sub. Deb., 5.75%,
  07/01/10                          50,000,000       66,875,000
---------------------------------------------------------------
                                                    100,162,500
---------------------------------------------------------------
    Total Convertible Corporate
      Bonds & Notes (Cost
      $240,831,428)                                 312,320,875
---------------------------------------------------------------

CONVERTIBLE PREFERRED
  STOCKS-2.56%

BROADCASTING (TELEVISION, RADIO
  & CABLE)-1.07%

Mediaone Group, Inc.-$2.25
  Series D Conv. Pfd.                  450,000       72,450,000
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE

ENTERTAINMENT-1.49%

Reliant Energy, Inc.-$3.22 Conv.
  Pfd.                            $    850,000   $  100,300,000
---------------------------------------------------------------
    Total Convertible Preferred
      Stocks (Cost $112,602,801)                    172,750,000
---------------------------------------------------------------

U.S. TREASURY NOTES-0.89%

  9.125%, 05/15/99 (Cost
    $61,726,172)                    60,000,000       60,097,800
---------------------------------------------------------------

REPURCHASE AGREEMENTS-4.19%(C)

Chase Securities, Inc.
  4.94%, 05/03/99(d)                80,000,000       80,000,000
---------------------------------------------------------------
SBC Warburg Dillon Read, Inc.
  4.93%, 05/03/1999(e)             160,854,829      160,854,829
---------------------------------------------------------------
  4.94%, 05/03/1999(f)              41,510,885       41,510,885
---------------------------------------------------------------
    Total Repurchase Agreements
      (Cost $282,365,714)                           282,365,714
---------------------------------------------------------------
TOTAL INVESTMENTS-100.43%                         6,771,573,293
---------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-(0.43%)                                    (28,924,273)
---------------------------------------------------------------
NET ASSETS-100.00%                               $6,742,649,020
===============================================================

Notes to Schedule of Investments

(a) Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with the procedures established by the Board of Directors. The aggregate market value of these securities at 04/30/99 was $183,299,000, which represented 2.72% of the Fund's net assets.
(c) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment. companies managed by the investment advisor for its affiliates.
(d) Joint repurchase agreement entered into 04/30/99 with a maturing value of $200,082,333. Collateralized by $204,362,012 U.S. Government obligations, 0% to 9.50% due 02/01/02 to 06/01/37 with an aggregate market value at 04/30/99 of $204,003,573.
(e) Joint repurchase agreement entered into 04/30/99 with a maturing value of $500,205,417. Collateralized by $657,973,000 U.S. Government obligations, 0% to 10.35% due 05/18/99 to 01/15/30 with an aggregate market value at 04/30/99 of $510,002,651.
(f) Joint repurchase agreement entered into 04/30/99 with a maturing value of $250,102,917. Collateralized by $249,736,152 U.S. Government obligations, 6.00% to 10.50% due 03/15/01 to 01/15/33 with an aggregate market value at 04/30/99 of $255,819,341.

Abbreviations:

ADR    - American Depositary Receipt
Conv.  - Convertible
Deb.   - Debentures
Pfd.   - Preferred
Sr.    - Senior
Sub.   - Subordinated
Unsec. - Unsecured

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999
(Unaudited)

ASSETS:

Investments, at market value (cost
  $4,785,580,877)                             $6,771,573,293
------------------------------------------------------------
Cash                                                 380,972
------------------------------------------------------------
Receivables for:
  Investments sold                               132,982,122
------------------------------------------------------------
  Capital stock sold                              16,787,862
------------------------------------------------------------
  Dividends and interest                          11,006,924
------------------------------------------------------------
Investment for deferred compensation plan             69,365
------------------------------------------------------------
Other assets                                         232,138
------------------------------------------------------------
      Total assets                             6,933,032,676
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                          173,299,670
------------------------------------------------------------
  Capital stock reacquired                         9,420,270
------------------------------------------------------------
  Deferred compensation                               69,365
------------------------------------------------------------
Accrued advisory fees                              3,408,501
------------------------------------------------------------
Accrued administrative services fees                  15,982
------------------------------------------------------------
Accrued directors' fees                               18,200
------------------------------------------------------------
Accrued distribution fees                          3,327,736
------------------------------------------------------------
Accrued transfer agent fees                          524,200
------------------------------------------------------------
Accrued operating expenses                           299,732
------------------------------------------------------------
      Total liabilities                          190,383,656
------------------------------------------------------------
Net assets applicable to shares outstanding   $6,742,649,020
------------------------------------------------------------

NET ASSETS:

Class A                                       $4,680,937,706
============================================================
Class B                                       $1,920,528,266
============================================================
Class C                                       $   82,155,706
============================================================
Institutional Class                           $   59,027,342
============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                    286,251,175
============================================================
Class B:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                    118,322,530
============================================================
Class C:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                      5,048,163
============================================================
Institutional Class:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                      3,583,129
============================================================
Class A:
  Net asset value and redemption price per
    share                                     $        16.35
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $16.35
      divided by 94.50%)                      $        17.30
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        16.23
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        16.27
============================================================
Institutional Class:
  Net asset value, offering and redemption
    price per share                           $        16.47
============================================================

STATEMENT OF OPERATIONS

For The Six Months Ended April 30, 1999
(unaudited)

INVESTMENT INCOME:

Dividends (net of $178,340 foreign
  withholding tax)                            $   27,691,770
------------------------------------------------------------
Interest                                          15,327,232
------------------------------------------------------------
      Total investment income                     43,019,002
------------------------------------------------------------
EXPENSES:
Advisory fees                                     18,998,755
------------------------------------------------------------
Administrative services fees                          92,412
------------------------------------------------------------
Custodian fees                                       163,248
------------------------------------------------------------
Directors' fees                                       29,205
------------------------------------------------------------
Distribution fees-Class A                          6,378,547
------------------------------------------------------------
Distribution fees-Class B                          8,400,680
------------------------------------------------------------
Distribution fees-Class C                            270,044
------------------------------------------------------------
Transfer agent fees-Class A                        2,336,290
------------------------------------------------------------
Transfer agent fees-Class B                        1,374,142
------------------------------------------------------------
Transfer agent fees-Class C                           50,623
------------------------------------------------------------
Transfer agent fees-Institutional Class                2,579
------------------------------------------------------------
Other                                                506,527
------------------------------------------------------------
      Total expenses                              38,603,052
------------------------------------------------------------
Less:   Fees waived by advisor                      (506,799)
------------------------------------------------------------
      Expenses paid indirectly                       (92,598)
------------------------------------------------------------
      Net expenses                                38,003,655
------------------------------------------------------------
Net investment income                         $    5,015,347
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          612,487,365
------------------------------------------------------------
  Foreign currencies                              (1,105,968)
------------------------------------------------------------
  Option contracts written                        (9,533,983)
------------------------------------------------------------
                                                 601,847,414
------------------------------------------------------------
Net unrealized appreciation (depreciation)
  of:
  Investment securities                          820,803,380
------------------------------------------------------------
  Foreign currencies                                 (48,017)
------------------------------------------------------------
  Option contracts written                           388,911
------------------------------------------------------------
                                                 821,144,274
------------------------------------------------------------
  Net gain from investment securities,
    foreign currencies and option contracts    1,422,991,688
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                  $1,428,007,035
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 1999 and the year ended October 31, 1998 (Unaudited)

                                                                APRIL 30,        OCTOBER 31,
                                                                   1999              1998
                                                              --------------    --------------
OPERATIONS:

  Net investment income                                       $    5,015,347    $   37,825,223
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, futures and option contracts                     601,847,414       206,268,933
----------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities,
    foreign currencies, futures and option contracts             821,144,274       254,914,824
----------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations     1,428,007,035       499,008,980
----------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                        (11,677,825)      (28,039,987)
----------------------------------------------------------------------------------------------
  Class B                                                           (536,374)       (3,013,337)
----------------------------------------------------------------------------------------------
  Class C                                                            (14,809)          (47,378)
----------------------------------------------------------------------------------------------
  Institutional Class                                               (247,665)         (445,449)
----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                       (145,635,667)     (346,531,949)
----------------------------------------------------------------------------------------------
  Class B                                                        (56,570,251)     (108,856,197)
----------------------------------------------------------------------------------------------
  Class C                                                         (1,569,913)         (819,962)
----------------------------------------------------------------------------------------------
  Institutional Class                                             (1,712,180)       (3,989,466)
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        116,760,777       235,195,827
----------------------------------------------------------------------------------------------
  Class B                                                        179,208,076       350,425,592
----------------------------------------------------------------------------------------------
  Class C                                                         34,445,580        32,069,085
----------------------------------------------------------------------------------------------
  Institutional Class                                              4,905,802         3,464,509
----------------------------------------------------------------------------------------------
      Net increase in net assets                               1,545,362,586       628,420,268
----------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          5,197,286,434     4,568,866,166
----------------------------------------------------------------------------------------------
  End of period                                               $6,742,649,020    $5,197,286,434
==============================================================================================
NET ASSETS CONSIST OF:
  Capital (par value and additional paid-in)                  $4,157,224,204    $3,821,903,969
----------------------------------------------------------------------------------------------
  Undistributed net investment income                              1,830,531         9,291,857
----------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies, futures and option
    contracts                                                    597,609,975       201,250,572
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, futures and option contracts                   1,985,984,310     1,164,840,036
----------------------------------------------------------------------------------------------
                                                              $6,742,649,020    $5,197,286,434
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 1999
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Charter Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide growth of capital, with current income as a secondary objective.
    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations-A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date, or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued at the last bid price based upon quotes furnished by independent sources. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Bond Premiums-It is the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes.
C. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date and are paid annually.
D. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Expenses-Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses are allocated among the classes.
F. Foreign Currency Translations-Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
G. Foreign Currency Contracts-A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.
H. Stock Index Futures Contracts-The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the securities being hedged.
I. Covered Call Options-The fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
        A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
J. Put options-The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, a Fund pays an option premium. The option's underlying instrument may be a security, or a futures contract. Put options may be used by a Fund to hedge securities it owns by locking a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has contractually agreed to waive a portion of its advisory fees paid by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. Under the contractual waiver, AIM will receive a fee calculated at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion. The waiver is contractual and may not be terminated without approval of the Board of Directors. During the six months ended April 30, 1999, AIM waived fees of $506,799. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the six months ended April 30, 1999, AIM was reimbursed $92,412 for such services.
    The Fund, pursuant to a transfer agent and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 1999, AFS was paid $2,259,697 with respect to the Class A, Class B, Class C and Institutional Class shares.
    The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to

Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of Class C shares. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of Class A, Class B or C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the six months ended April 30, 1999, the Class A, Class B and Class C shares paid AIM Distributors $6,378,547, $8,400,680, and $270,044, respectively, as compensation under the Plans.
    AIM Distributors received commissions of $898,342 from sales of Class A shares of the Fund during the six months ended April 30, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 1999, AIM Distributors received commissions of $54,352 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AIM Capital, AIM Distributors, AFS, and FMC.
    During the six months ended April 30, 1999, the Fund paid legal fees of $5,369 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the six months ended April 30, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $39,540 and $53,058, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $92,598 during the six months ended April 30, 1999.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 1999 was $4,369,860,119 and $4,334,376,218, respectively.
    The amount of unrealized appreciation (depreciation) of investment securities as of April 30, 1999, on a tax basis, is as follows:

Aggregate unrealized appreciation of
  investment securities                         $1,996,840,459
--------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                            (27,642,398)
--------------------------------------------------------------
Net unrealized appreciation of investment
  securities                                    $1,969,198,061
==============================================================

Cost of investments for tax purposes is $4,802,375,232.

NOTE 7-OPTION CONTRACTS WRITTEN

Transactions in call options written during the six months ended April 30, 1999 are summarized as follows:

                                       CALL OPTION CONTRACTS
                                     --------------------------
                                     NUMBER OF       PREMIUMS
                                     CONTRACTS       RECEIVED
                                     ---------     ------------
Beginning of Period                     31,202     $  8,091,351
---------------------------------------------------------------
Written                                 40,092       14,577,537
---------------------------------------------------------------
Closed                                 (54,607)     (18,452,622)
---------------------------------------------------------------
Exercised                              (14,921)      (4,076,635)
---------------------------------------------------------------
Expired                                 (1,766)        (139,631)
---------------------------------------------------------------
End of period                                0     $          0
===============================================================

NOTE 8-CAPITAL STOCK

Changes in the capital stock outstanding during the six months ended April 30, 1999 and the year ended October 31, 1998 were as follows:

                             APRIL 30, 1999               OCTOBER 31, 1998
                       ---------------------------   ---------------------------
                         SHARES         AMOUNT         SHARES         AMOUNT
                       -----------   -------------   -----------   -------------
Sold
  Class A               29,915,028   $ 457,014,973    65,753,775   $ 868,543,898
--------------------------------------------------------------------------------
  Class B               16,636,975     254,772,037    32,991,364     431,938,545
--------------------------------------------------------------------------------
  Class C*               2,764,108      43,154,162     2,736,777      36,139,093
--------------------------------------------------------------------------------
  Institutional Class      367,416       5,788,239       568,334       7,594,968
--------------------------------------------------------------------------------
Issued as
  reinvestment of
  dividends:
  Class A               10,448,868     148,018,497    29,328,588     355,378,824
--------------------------------------------------------------------------------
  Class B                3,859,466      54,290,360     8,807,895     105,930,618
--------------------------------------------------------------------------------
  Class C*                 106,186       1,498,498        67,166         810,828
--------------------------------------------------------------------------------
  Institutional Class      133,502       1,911,399       351,483       4,295,496
--------------------------------------------------------------------------------
Reacquired:
  Class A              (32,368,241)   (488,272,693)  (75,327,509)   (988,726,895)
--------------------------------------------------------------------------------
  Class B               (8,550,619)   (129,854,321)  (14,417,738)   (187,443,571)
--------------------------------------------------------------------------------
  Class C*                (673,199)    (10,207,080)     (376,288)     (4,880,836)
--------------------------------------------------------------------------------
  Institutional Class     (182,932)     (2,793,836)     (636,014)     (8,425,955)
--------------------------------------------------------------------------------
                        22,456,558   $ 335,320,235    49,847,833   $ 621,155,013
================================================================================

* Class C commenced sales on August 4, 1997.

NOTE 9-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during the six months ended April 30, 1999 and each of the years in the five-year period ended October 31, 1998, for a share of Class B capital stock outstanding during the six months ended April 30, 1999, each of the years in the three-year period ended October 31, 1998 and the period June 26, 1995 (date sales commenced) through October 31, 1995, and for a share of Class C capital stock outstanding during the six months ended April 30, 1999, the year ended October 31, 1998 and the period August 4, 1997 (date sales commenced) through October 31, 1997.

                                                                                     CLASS A
                                                ---------------------------------------------------------------------------------
                                                                                          OCTOBER 31,
                                                APRIL 30,      ------------------------------------------------------------------
                                                   1999           1998          1997          1996          1995          1994
                                                ----------     ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period            $    13.32     $    13.41    $    11.19    $    10.63    $     8.90    $     9.46
----------------------------------------------  ----------     ----------    ----------    ----------    ----------    ----------
Income from investment operations:
 Net investment income                                0.03           0.12          0.10          0.19          0.15          0.21
----------------------------------------------  ----------     ----------    ----------    ----------    ----------    ----------
 Net gains (losses) on securities (both
   realized and unrealized)                           3.57           1.23          2.91          1.43          2.11         (0.45)
----------------------------------------------  ----------     ----------    ----------    ----------    ----------    ----------
   Total from investment operations                   3.60           1.35          3.01          1.62          2.26         (0.24)
----------------------------------------------  ----------     ----------    ----------    ----------    ----------    ----------
Less distributions:
 Dividends from net investment income                (0.04)         (0.10)        (0.12)        (0.16)        (0.20)        (0.16)
----------------------------------------------  ----------     ----------    ----------    ----------    ----------    ----------
 Distributions from net realized gains               (0.53)         (1.34)        (0.67)        (0.90)        (0.33)        (0.16)
----------------------------------------------  ----------     ----------    ----------    ----------    ----------    ----------
   Total distributions                               (0.57)         (1.44)        (0.79)        (1.06)        (0.53)        (0.32)
----------------------------------------------  ----------     ----------    ----------    ----------    ----------
Net asset value, end of period                  $    16.35     $    13.32    $    13.41    $    11.19    $    10.63    $     8.90
==============================================  ==========     ==========    ==========    ==========    ==========    ==========
Total return(a)                                      27.68%         11.20%        28.57%        16.70%        27.03%        (2.55)%
==============================================  ==========     ==========    ==========    ==========    ==========    ==========
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $4,680,938     $3,706,938    $3,466,912    $2,647,208    $1,974,417    $1,579,074
==============================================  ==========     ==========    ==========    ==========    ==========    ==========
Ratio of expenses (exclusive of interest) to
 average net assets(b)                                1.05%(c)       1.08%         1.09%         1.12%         1.17%         1.17%
==============================================  ==========     ==========    ==========    ==========    ==========    ==========
Ratio of net investment income to average net
 assets(d)                                            0.38%(c)       0.95%         0.79%         1.81%         1.55%         2.32%
==============================================  ==========     ==========    ==========    ==========    ==========    ==========
Portfolio turnover rate                                 73%           154%          170%          164%          161%          126%
==============================================  ==========     ==========    ==========    ==========    ==========    ==========

(a) Does not deduct sales charges and is not annualized for periods less than one year.
(b) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.07% (annualized), 1.10%, 1.10% for 1999-1997.
(c) Ratios are annualized and based on average net assets of $4,287,605,419.
(d) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 0.36% (annualized), 0.93%, 0.78% for 1999-1997.
(e) Averages computed on a daily basis.

                                                                CLASS B
                                          -----------------------------------------------------------------------
                                                                                 OCTOBER 31,
                                          APRIL 30,        ------------------------------------------------------
                                             1999             1998            1997           1996          1995
                                          ----------       ----------      ----------      --------       -------
Net asset value, beginning of period      $    13.24       $    13.37      $    11.18      $  10.62       $  9.81
-------------------------------------     ----------       ----------      ----------      --------       -------
Income from investment operations:
 Net investment income (loss)                  (0.03)            0.02            0.01          0.10          0.03
-------------------------------------     ----------       ----------      ----------      --------       -------
 Net gains (losses) on securities
   (both realized and unrealized)               3.56             1.22            2.89          1.45          0.80
-------------------------------------     ----------       ----------      ----------      --------       -------
   Total from investment operations             3.53             1.24            2.90          1.55          0.83
-------------------------------------     ----------       ----------      ----------      --------       -------
Less distributions:
 Dividends from net investment income          (0.01)           (0.03)          (0.04)        (0.09)        (0.02)
-------------------------------------     ----------       ----------      ----------      --------       -------
 Distributions from net realized
   gains                                       (0.53)           (1.34)          (0.67)        (0.90)           --
-------------------------------------     ----------       ----------      ----------      --------       -------
   Total distributions                         (0.54)           (1.37)          (0.71)        (0.99)        (0.02)
-------------------------------------     ----------       ----------      ----------      --------       -------
Net asset value, end of period            $    16.23       $    13.24      $    13.37      $  11.18       $ 10.62
=====================================     ==========       ==========      ==========      ========       =======
Total return(b)                                27.22%           10.33%          27.54%        15.90%         8.48%
=====================================     ==========       ==========      ==========      ========       =======
Ratios/supplemental data:
Net assets, end of period (000s
 omitted)                                 $1,920,528       $1,408,687      $1,056,094      $515,672       $67,592
=====================================     ==========       ==========      ==========      ========       =======
Ratio of expenses (exclusive of
 interest) to average net assets(c)             1.80%(d)         1.84%(d)        1.85%         1.94%         1.98%(f)
=====================================     ==========       ==========      ==========      ========       =======
Ratio of net investment income to
 average net assets(e)                         (0.37)%(d)        0.19%(d)        0.03%         0.99%         0.74%(f)
=====================================     ==========       ==========      ==========      ========       =======
Portfolio turnover rate                           73%             154%            170%          164%          161%
=====================================     ==========       ==========      ==========      ========       =======


                                                     CLASS C
                                       -------------------------------------
                                                            OCTOBER 31,
                                       APRIL 30,       ---------------------
                                         1999           1998          1997
                                       ---------       -------       -------
Net asset value, beginning of period    $ 13.27        $ 13.39       $ 13.86
-------------------------------------   -------        -------       -------
Income from investment operations:
 Net investment income (loss)             (0.03)          0.02(a)          --
-------------------------------------   -------        -------       -------
 Net gains (losses) on securities
   (both realized and unrealized)          3.57           1.23         (0.45)
-------------------------------------   -------        -------       -------
   Total from investment operations        3.54           1.25         (0.45)
-------------------------------------   -------        -------       -------
Less distributions:
 Dividends from net investment income     (0.01)         (0.03)           --
-------------------------------------   -------        -------       -------
 Distributions from net realized
   gains                                  (0.53)         (1.34)        (0.02)
-------------------------------------   -------        -------       -------
   Total distributions                    (0.54)         (1.37)        (0.02)
-------------------------------------   -------        -------       -------
Net asset value, end of period          $ 16.27        $ 13.27       $ 13.39
=====================================   =======        =======       =======
Total return(b)                           27.23%         10.39%        (3.24)%
=====================================   =======        =======       =======
Ratios/supplemental data:
Net assets, end of period (000s
 omitted)                               $82,156        $37,846       $ 5,669
=====================================   =======        =======       =======
Ratio of expenses (exclusive of
 interest) to average net assets(c)        1.80%(d)       1.84%         1.82%(f)
=====================================   =======        =======       =======
Ratio of net investment income to
 average net assets(e)                    (0.37)%(d)      0.19%         0.06%(f)
=====================================   =======        =======       =======
Portfolio turnover rate                      73%           154%          170%
=====================================   =======        =======       =======



(a) Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.82% (annualized), 1.86%, 1.86% for 1999-1997 for Class B and 1.82%
    (annualized), 1.86%, 1.83% (annualized) for 1999-1997 for Class C.
(d) Ratios are annualized and based on average net assets of $1,694,059,838 and $54,456,371 for Class B and Class C, respectively.
(e) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (0.39)% (annualized), 0.17%, 0.02% for 1999-1997 for Class B and (0.39)% (annualized), 0.17%, 0.04% (annualized) for 1999-1997 for Class C.
(f) Annualized.
(g) Averages computed on a daily basis.


BOARD OF DIRECTORS                                  OFFICERS                                   OFFICE OF THE FUND
Charles T. Bauer                                    Charles T. Bauer                           11 Greenway Plaza
Chairman                                            Chairman                                   Suite 100
A I M Management Group Inc.                                                                    Houston, TX 77046
                                                    Robert H. Graham
Bruce L. Crockett                                   President                                  INVESTMENT ADVISOR
Director
ACE Limited;                                        Carol F. Relihan                           A I M Advisors, Inc.
Formerly Director, President, and                   Senior Vice President and Secretary        11 Greenway Plaza
Chief Executive Officer                                                                        Suite 100
COMSAT Corporation                                  Gary T. Crum                               Houston, TX 77046
                                                    Senior Vice President
Owen Daly II                                                                                   TRANSFER AGENT
Director                                            Edgar M. Larsen
Cortland Trust Inc.                                 Senior Vice President                      A I M Fund Services, Inc.
                                                                                               P.O. Box 4739
Edward K. Dunn Jr.                                  Dana R. Sutton                             Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;                Vice President and Treasurer
Formerly Vice Chairman and President,                                                          CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and            Melville B. Cox
President, Mercantile Bankshares                    Vice President                             State Street Bank and Trust Company
                                                                                               225 Franklin Street
Jack Fields                                         Mary J. Benson                             Boston, MA 02110
Chief Executive Officer                             Assistant Vice President and
Texana Global, Inc.;                                Assistant Treasurer                        COUNSEL TO THE FUND
Formerly Member
of the U.S. House of Representatives                Sheri Morris                               Ballard Spahr
                                                    Assistant Vice President and               Andrews & Ingersoll, LLP
Carl Frischling                                     Assistant Treasurer                        1735 Market Street
Partner                                                                                        Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel LLP               Renee A. Friedli
                                                    Assistant Secretary                        COUNSEL TO THE DIRECTORS
Robert H. Graham
President and Chief Executive Officer               P. Michelle Grace                          Kramer, Levin, Naftalis & Frankel LLP
A I M Management Group Inc.                         Assistant Secretary                        919 Third Avenue
                                                                                               New York, NY 10022
Prema Mathai-Davis                                  Jeffrey H. Kupor
Chief Executive Officer, YWCA of the U.S.A.;        Assistant Secretary                        DISTRIBUTOR
Commissioner, New York City Dept. for the
Aging; and member of the Board of Directors,        Nancy L. Martin                            A I M Distributors, Inc.
Metropolitan Transportation Authority of            Assistant Secretary                        11 Greenway Plaza
New York State                                                                                 Suite 100
                                                    Ofelia M. Mayo                             Houston, TX 77046
Lewis F. Pennock                                    Assistant Secretary
Attorney
                                                    Lisa A. Moss
Louis S. Sklar                                      Assistant Secretary
Executive Vice President
Hines Interests                                     Kathleen J. Pflueger
Limited Partnership                                 Assistant Secretary

                                                    Samuel D. Sirko
                                                    Assistant Secretary

                                                    Stephen I. Winer
                                                    Assistant Secretary

HOW AIM MAKES INVESTING EASY FOR YOU

o LOW INITIAL INVESTMENT. You can get your investment program started for as little as $500. Subsequent investments can be made for only $50.

o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. Distributions may be received in cash or reinvested in the Fund free of charge. Over time, the power of compounding can significantly increase the value of your assets.

o AUTOMATIC INVESTMENT PLAN. You may build your investment by regularly purchasing additional shares. Pre-authorized checks for $50 or more can be drafted monthly from your personal checking account.

o EASY ACCESS TO YOUR MONEY. Your shares may be redeemed at net asset value any day the New York Stock Exchange is open. The price of shares sold may be more or less than their original cost, depending on market conditions.

o SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive checks of at least $50 monthly or quarterly through a systematic withdrawal plan.

o EXCHANGE PRIVILEGE. As your goals change, you may exchange all or part of your assets for those of other funds within the same share class of The AIM Family of Funds--Registered Trademark--. The exchange privilege may be modified or discontinued for any of the AIM funds. Certain restrictions apply.

o RETIREMENT PLANS. You may purchase shares of an AIM fund for your Individual Retirement Account (IRA), Roth IRA, or any other type of retirement plan, and earn tax-deferred dollars for your retirement.

o TOLL-FREE ACCESS. Current shareholders can call our AIM Investor Line at 800-246-5463 for 24-hour-a-day account information. Or, of course, you may contact your financial consultant for assistance.

o www.aimfunds.com. As a current shareholder, you can check account balances 24 hours a day over the Internet. State-of-the-art encryption lets you send us questions that include confidential information without the fear of eavesdropping, tampering, or forgery.


                     -------------------------------------
                              CURRENT SHAREHOLDERS

                                  CAN CALL OUR

                              AIM INVESTOR LINE AT

                                  800-246-5463

                                FOR 24-HOUR-A-DAY

                              ACCOUNT INFORMATION.
                     -------------------------------------

THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                               MONEY MARKET FUNDS                             A I M Management Group Inc.
AIM Aggressive Growth Fund(1)              AIM Money Market Fund                          has provided leadership in the
AIM Blue Chip Fund                         AIM Tax-Exempt Cash Fund                       mutual-fund industry since
AIM Capital Development Fund                                                              1976 and managed approximately
AIM Constellation Fund                     INTERNATIONAL GROWTH FUNDS                     $112 billion in assets for
AIM Dent Demographic Trends Fund           AIM Advisor International Value Fund           more than 6.3 million
AIM Large Cap Growth Fund                  AIM Asian Growth Fund                          shareholders, including
AIM Mid Cap Equity Fund(2), (A)            AIM Developing Markets Fund(2)                 individual investors,
AIM Select Growth Fund(3)                  AIM Europe Growth Fund(2)                      corporate clients, and
AIM Small Cap Growth Fund(2), (B)          AIM European Development Fund                  financial institutions as of
AIM Small Cap Opportunities Fund           AIM International Equity Fund                  March 31, 1999.
AIM Value Fund                             AIM Japan Growth Fund(2)                           The AIM Family of
AIM Weingarten Fund                        AIM Latin American Growth Fund(2)              Funds--Registered Trademark--
                                           AIM New Pacific Growth Fund(2)                 is distributed nationwide, and
GROWTH & INCOME FUNDS                                                                     AIM today is the 10th-largest
AIM Advisor Flex Fund                      GLOBAL GROWTH FUNDS                            mutual-fund complex in the
AIM Advisor Large Cap Value Fund           AIM Global Aggressive Growth Fund              United States in assets under
AIM Advisor Real Estate Fund               AIM Global Growth Fund                         management, according to
AIM Balanced Fund                                                                         Strategic Insight, an
AIM Basic Value Fund(2), (C)               GLOBAL GROWTH & INCOME FUNDS                   independent mutual-fund
AIM Charter Fund                           AIM Global Growth & Income Fund(2)             monitor.
                                           AIM Global Utilities Fund
INCOME FUNDS
AIM Floating Rate Fund(2)                  GLOBAL INCOME FUNDS
AIM High Yield Fund                        AIM Emerging Markets Debt Fund(2), (D)
AIM High Yield Fund II                     AIM Global Government Income Fund(2)
AIM Income Fund                            AIM Global Income Fund
AIM Intermediate Government Fund           AIM Strategic Income Fund(2)
AIM Limited Maturity Treasury Fund
                                           THEME FUNDS
TAX-FREE INCOME FUNDS                      AIM Global Consumer Products and Services Fund(2)
AIM High Income Municipal Fund             AIM Global Financial Services Fund(2)
AIM Municipal Bond Fund                    AIM Global Health Care Fund(2)
AIM Tax-Exempt Bond Fund of Connecticut    AIM Global Infrastructure Fund(2)
AIM Tax-Free Intermediate Fund             AIM Global Resources Fund(2)
                                           AIM Global Telecommunications and Technology Fund(2), (E)
                                           AIM Global Trends Fund(2), (F)



(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998. (2) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3) On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (F) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.




                            [AIM LOGO APPEARS HERE]

                                                         Invest with DISCIPLINE
                                                        --Registered Trademark--